SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

PACIFICARE HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

(c)  The following exhibits are filed with this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by the Company on November 12, 2003, revising the Company’s earnings per share guidance for the 2003 fourth quarter and the full year 2003.

99.2	Press Release issued by the Company on November 12, 2003, providing additional information regarding the Company’s revised earnings per share guidance for the 2003 fourth quarter and the full year 2003.

Item 9. Regulation FD.

     On November 12, 2003, PacifiCare Health Systems, Inc. (the “Company”) announced that it is revising its earnings per share guidance for the 2003 fourth quarter and the full year 2003. A copy of the press release dated November 12, 2003, announcing the Company’s revised earnings per share guidance for the 2003 fourth quarter and full year 2003 is attached as Exhibit 99.1.

     On November 12, 2003, the Company issued a press release which provided additional information regarding the Company’s revised earnings per share guidance for the 2003 fourth quarter and the full year 2003. A copy of the Press Release dated November 12, 2003, providing additional information regarding the Company’s revised earnings per share guidance for the 2003 fourth quarter and the full year 2003 is attached as Exhibit 99.2.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC

Dated: November 12, 2003	By:	/s/ Peter A. Reynolds

Peter A. Reynolds Senior Vice President and Corporate Controller (Principal Accounting Officer)

3

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued by the Company on November 12, 2003, revising the Company’s earnings per share guidance for the 2003 fourth quarter and the full year 2003.

99.2	Press Release issued by the Company on November 12, 2003, providing additional information regarding the Company’s revised earnings per share guidance for the 2003 fourth quarter and the full year 2003.